UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

See description under Item 2.03.

Item 2.03. Creation of a Direct Financial Obligation of a Registrant.

On November 21, 2012, Discover Financial Services (the “Registrant”) issued $500,000,000 aggregate principal amount of 3.850% Senior Notes Due 2022 (the “DFS Notes”) in connection with the expiration of the previously announced private exchange offer of its wholly-owned subsidiary Discover Bank (“Discover Bank”) (the “Exchange Offer”). The DFS Notes were issued pursuant to a Senior Indenture, dated as of June 12, 2007, between the Registrant and U.S. Bank National Association, as trustee.

The DFS Notes will bear interest semiannually at a rate of 3.850% per annum and will be redeemable, in whole or in part, at the Registrant’s option, at any time and from time to time, at a redemption price payable in cash equal to the greater of: (i) 100% of the principal amount of the DFS Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a specified rate, plus in each case accrued and unpaid interest, if any, to, but not including, the redemption date. The form of Rule 144A Global Note and the form of Regulation S Global Note are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

In connection with the issuance of the DFS Notes, the Registrant entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the dealer managers named therein, dated November 21, 2012, which will give holders of the DFS Notes certain exchange and registration rights with respect to the DFS Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Item 8.01. Other Events.

On November 19, 2012, Discover Bank issued a press release announcing the final results of its Exchange Offer. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of 3.850% Rule 144A Global Note Due 2022

4.2	Form of 3.850% Regulation S Global Note Due 2022

4.3	Registration Rights Agreement, dated November 21, 2012

99.1	Discover Financial Services Press Release dated November 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: November 21, 2012	By:	/s/ D. Christopher Greene

	Name:	D. Christopher Greene
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of 3.850% Rule 144A Global Note Due 2022

4.2	Form of 3.850% Regulation S Global Note Due 2022

4.3	Registration Rights Agreement, dated November 21, 2012

99.1	Discover Financial Services Press Release dated November 19, 2012